Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying report of FBC Holding, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2010 (the “Report”), I, Christopher LeClerc, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	To my knowledge, the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2010

/s/ Christopher LeClerc
By:	Christopher LeClerc
Title:	Chief Executive Officer and
Chief Financial Officer